CORPORATE CORPORATE PRESENTATION PRESENTATION JANUARY 2008 JANUARY 2008 CORPORATION NASDAQ: REXX Exhibit 99.1

Forward-Looking Statements
This document contains forward-looking statements. All statements other than statements of historical facts included in this document, including but not limited to, statements regarding our future financial position, business strategy, budgets, projected costs, savings and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe”
or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by us in those statements include, among others, (i) the quality of our properties with regard to, among other things, the existence of reserves in economic quantities, (ii)
uncertainties about the estimates of reserves, (iii) our ability to increase our production and oil and natural gas income through exploration and development, (iv) our ability to successfully apply horizontal drilling techniques and tertiary recovery methods, (v) the number of well locations to be drilled and the time frame within which they will be drilled, (vi) the timing and extent of changes in commodity prices for crude oil and natural gas, (vii) domestic demand for oil and natural gas, (viii) drilling and operating risks, (ix) the availability of equipment, such as drilling rigs and transportation pipelines, (x) changes in our drilling plans and related budgets, and (xi) adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this document. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

BRIDGEPORT, IL
OFFICE
STATE COLLEGE, PA
CORPORATE HEADQUARTERS
CANONSBURG, PA
OFFICE
MIDLAND, TX
OFFICE

REX ENERGY

REX ENERGY CORPORATION KEY STATISTICS
REX ENERGY CORPORATION KEY STATISTICS
Listing
Listing
NASDAQ: REXX
NASDAQ: REXX
Shares Outstanding
Shares Outstanding
4 4 30.8 million
30.8 million
Market Cap
Market Cap¹
1 Approx. $344 million
Approx. $344 million
Debt to Market Cap Ratio
Debt to Market Cap Ratio
4 4 Approx. 7%
Approx. 7%
Proved Reserves
Proved Reserves²
2 14.5 MMBOE
14.5 MMBOE
% Oil
% Oil
81%
81%
% Proved Developed
% Proved Developed
77%
77%
Current Net Daily Production
Current Net Daily Production
4 4 Approx. 2,800 BOEPD
Approx. 2,800 BOEPD
Total Acreage
Total Acreage
409,000 gross (180,000 net)
409,000 gross (180,000 net)
Total Potential Reserves
Total Potential Reserves³
3 179 MMBOE
179 MMBOE
1. Based on closing price on January 4
th
of $11.17 and 30,794,702 shares outstanding.
2. Prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2007.
3. Includes 14.5 MMBOE of proven reserves as of December 31, 2007 and 164 MMBOE in unrisked non-proven reserves
4. As of September 20, 2007.

Proven Reserves
~81% Oil
~77% Proved Developed
Developmental Drilling Projects
~150 Shallow Appalachian Gas Well Locations
~500 Shallow Illinois Basin Oil Well Locations
~25 Permian Basin Well Location
Shale Drilling Projects
~800 Potential Marcellus Shale Potential Drilling Locations
~800 Potential New Albany Shale Potential Drilling Locations
Enhanced Oil Recovery
Lawrence Field ASP Project

BUILT IN FUTURE GROWTH WITH STABLE FOUNDATION
BUILT IN FUTURE GROWTH WITH STABLE FOUNDATION
179 Mmboe Net
179 Mmboe Net
Un-risked Potential
Un-risked Potential1
1
~84 Million BOE
~84 Million BOE
84 Million BOE
1, 2
~72 ~72
Million BOE Million BOE
1, 2
~9 Million BOE
~9 Million BOE
9 Million BOE
1, 2
~14.5 Million BOE
~14.5 Million BOE
14.5 Million BOE
2,3
1. Net Unrisked  Non-Proven Reserves.
2. Natural Gas converted to Barrels of Oil Equivalent using a 6:1 ratio
3. Prepared by Netherland Sewell & Associates as of December 31, 2007

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2004
2005
2006
YTD SEP-07

MBOE
800
700
600
500
400
300
200
100
0
2004
2005
2006
YTD SEP-07

MMBOE
16
14
12
10
8
6
4
2
0
2004
2005
2006

Revenue Growth
Production Growth
EBITDAX Growth
Proved Reserves Growth
1. Revenue excluding unrealized gains or losses from hedges
2. Compound Annual Growth Rate
HISTORICAL HIGHLIGHTS
HISTORICAL HIGHLIGHTS
$0
$10
$20
$30
$40
$50
Millions
2004 2005 2006 YTD
SE9-07
CAGR
2
= 69%
1
CAGR
2
= 80%
CAGR
2
= 43%
CAGR
2
= 88%

Significant Reserve Base with Stable Production
– 14.5 MMboe of proved reserves, with “long-life” production, in Illinois Basin, Appalachia and Southwestern region
– Leading oil producer in Illinois Basin
(provides premium pricing, unique local knowledge, advantaged consolidator position)
Significant Production and Reserve Growth Opportunities from Broad Project Inventory
– Lawrence Field ASP enhanced  oil recovery project in Illinois
– Marcellus Shale acreage position of over 70,000 gross acres in Pennsylvania.
– New Albany Shale acreage position of over 270,000 gross acres in southern Indiana
– Conventional oil drilling opportunities in the Illinois Basin, including 500 proven undeveloped and proven developed non-producing locations in Illinois & Indiana
– Active oil and gas exploration and development projects in the Permian Basin
Financial Flexibility to Support Growth
– Approximately 7% debt to market capitalization ratio
– Cash flows able to fund significant portion of planned capital expenditures
– $200 million credit facility with $75 million initial borrowing base
Experienced Management Team with Proven Track Record Creating Value for Investors
– Management team has built high-quality asset base through acquisitions and development, creating significant value for investors
– Technical team of geologists and engineers average over 20 years of experience
– 17 acquisitions completed to date by the management team at average cost of $6.99 per proved BOE
Management and Board Aligned with Stockholders
– Directors, officers and their affiliates own over 50% of the shares outstanding
KEY VALUE DRIVERS
KEY VALUE DRIVERS

ILLINOIS
INDIANA
PRAIRIE CREEK
ST. JAMES
BRIDGEPORT (OFFICE)
WEST KENNER

REX ENERGY

The largest oil producer in the Illinois Basin with gross
daily production of approximately 2,800 barrels per day
Wells produce 30 to 50 years
Drilling success rates of greater than 99% in shallow
zones
ASP Flood project in Lawrence Field
– Total net potential reserves of 84 MMBOE
Over 270,000 gross acres (89,000 net) in southern
Indiana, being developed for the New Albany Shale
Several ongoing shallow oil developmental drilling
projects with over 500 PUD & PDNP locations with
multiple non-proved offset locations
Avg. Well Depth: 1,500 feet
Avg. Well Cost: $120,000
Avg. Net Reserves per Well: 12,000 Bbls
Avg. Finding & Development Costs: $10.00 per
Bbls
ILLINOIS BASIN OPERATIONS
ILLINOIS BASIN OPERATIONS
Proved Reserves
12/31/06 Proved
Reserves:
10.8 MMBbls
3
rd
Quarter 2007 Average
Daily Net Production:
2,117 Bbls
Reserve Life: 18 yrs.
% Crude Oil: 100%

Implementing an ASP Flood project in the
Cypress and Bridgeport Sandstone
reservoirs of the Lawrence Field acreage
– Own and operate 21.2 square miles
(approximately 13,500 net acres),
accounting for approximately 85% of the
current total gross production from this
field
– Estimated original oil in place of 1 billion
barrels with approximately 400 million
barrels of oil produced to date
– The Cypress (Mississippian) and the
Bridgeport (Pennsylvanian) sandstones
are the major producing horizons in the
field
– Two successful surfactant-polymer pilot
tests in the field to date (one each in the
Cypress and Bridgeport Zones)
ASP Flood is an Enhanced Oil Recovery
(“EOR”) project
LAWRENCE FIELD ENHANCED OIL RECOVERY PROJECT
LAWRENCE FIELD ENHANCED OIL RECOVERY PROJECT
Typical Field Recovery, % of Original Oil in Place¹
1. Typical primary and secondary recovery of OOIP from the Bridgeport and Cypress formations as estimated by the US DOE, with tertiary recovery based on EOR project results in the Lawrence Field.
Remaining
Unrecoverable
Oil (with
current
technologies)
Primary
Recovery
10%-20%
Secondary
Recovery
20%-30%
EOR/Tertiary Recovery
15%-30%

Alkali
(Soda Ash)
Used to reduce interfacial tension
Surfactant
(Soap)
Used to reduce interfacial tension
Polymer
(thickening agent)
Improves sweep efficiency
Increased recovery of remaining oil in place

ASP technology uses similar
mechanisms to mobilize bypassed
residual oil as previous surfactant
polymer floods conducted in the
1960s, 70s and 80s but at
significantly lower costs
The process has been applied in
numerous fields around the world
resulting in significant incremental
recoveries of oil
Chemicals used in the ASP flood
are:
–
An alkali (NaOH or Na2CO3),
–
A surfactant, and
–
A polymer (Polyacrylamide)
THE ALKALI-SURFACTANT-POLYMER (“ASP”)
THE ALKALI-SURFACTANT-POLYMER (“ASP”)
PROCESS
PROCESS

400
300
100
0
BOPD
Jan-82
Jan-84
Jan-86
Jan-88
Jan-90
Jan-92
Jan-94
Jan-96
Jan-98

ILLINOIS BASIN SURFACTANT POLYMER FLOODS
ILLINOIS BASIN SURFACTANT POLYMER FLOODS
During the 1960s through the 1980s Marathon, Texaco, Exxon and Shell developed a number of surfactant-polymer projects in the Illinois Basin; Marathon, using their patented Maraflood© process, developed most of these projects
Most of the projects demonstrated technical success by producing incremental oil of 15-25% of original oil in place, however, the chemical cost per incremental barrel of oil ranged from $10-$25 due to the high quantity of surfactant used at a time when oil prices were low
In the 1980’s Marathon conducted a 25-acre, micellar polymer project on our Robins lease within the
13,500 acres of the Lawrence Field now owned by Rex Energy Corporation.
Lawrence Field Robbins  Lease Maraflood© Surfactant Polymer Flood Project
After many years of
waterflooding, production on
the lease had declined to 7
BOPD and with a 99%
watercut
During the six year period of
the surfactant polymer
injection, the production rose
to 370 BOPD and the oil cut
increased from 1% to 21%
The project produced an
estimated 459,000
incremental barrels from
25 acres within the
13,500 acres of the
Lawrence Field owned
by Rex Energy.

Over 270,000 gross (89,000 net) acres
Over 800 potential gross locations based on 320
acre spacing
Natural fractures believed to provide effective
reservoir permeability
Gas stored as free gas in fractures and adsorbed
gas on kerogen and clay surfaces
Interest in the potential of the New Albany Shale
has increased recently with application of horizontal
well techniques
Participated in 13 wells to date
Gross well costs of approximately $800K
Targeting reserves of 1.1 Bcf per well
Continuing to refine drilling, stimulation &
completion techniques
NEW ALBANY SHALE PROJECT SUMMARY
NEW ALBANY SHALE PROJECT SUMMARY
1
2
3
4
5
6
7
Counties with Rex Energy New Albany Shale Acreage
9
3
1. Rex/Aurora Pilot (Knox County)
2. Rex/Aurora Pilot (Greene County)
3. El Paso/Pogo Pilot (Davies & Martin Counties)
4. Diversified Operating Pilot (Pike County)
5. Rex/El Paso/Aurora Bogard Well (Greene County)
6. Quicksilver NAS Field Area (Harrison County)
7. Noble Energy Pilots (Sullivan County)
8. Pioneer Oil Company (Owen County)
Project Map

WARREN
MERCER
STATE COLLEGE, PA
HEADQUARTERS
DOUGLAS WESTMORELAND
DERRY
CANONSBURG, PA (OFFICE)
FAYETTE - NORTH UNIONTOWN AMI
FAYETTE - HIGHHOUSE AMI
PENNSYLVANIA
WEST VIRGINIA

APPALACHIAN OPERATIONS
APPALACHIAN OPERATIONS
544 gross producing natural gas wells with
net average daily production of
approximately 1.9 MMcf
Wells produce 30 to 50 years
Drilling success rates of greater than 98% in
shallow zones
Premium pricing of $0.10-$0.65 per MMbtu
Low costs of operation
The Basin remains largely unexplored for
reserves below 6,000 feet; Shallow wells
(3,000-5,000 feet deep) typically drilled on
40 acre spacing
Two active developmental drilling projects
with 150-250 drilling locations as of 2
nd
quarter 2007
Gross Well Costs Approx: $220K
Gross Well Reserves: 130-200 MMcf
Westmoreland Field
• 100% WI in 73 producing wells
and infrastructure
• 125-150 additional locations
targeting Upper Devonian
Sands on 2,100 undeveloped
acres
• 100% success rate on 30 wells
drilled since 2004
Fayette Field
• 16% avg. WI in 122 producing wells
• JV with Range Resources
• 30-100 drilling locations on 12,900
(3,000 net) undeveloped acres
• Target – Berea, Fifth, Warren and
Speechley Bradford Sands
• 96% success rate on 24 wells drilled
in 2006
Proved Reserves
12/31/06 Proved Reserves: 10.2 Bcf
3rd
Quarter 2007 Average Daily
Production: 2.0 MMcf
Reserve Life: 25 yrs.
% Natural Gas: 100%

Rex Energy owns approx. 70,000 gross (46,000 net) acres in Western Pennsylvania where active exploration for the Devonian (Marcellus) Shale is ongoing
The Marcellus Shale is a black, organic rich shale formation located at depths between 7,000 and
8,500 feet and ranges in thickness from 50 to 250 feet
Majority Rex Energy’s current acreage held by production with infrastructure in place
Currently leasing additional acreage
Leased additional 13,000 net acres in last 90 days
Plan to lease additional 30,000-50,000 gross acres in 2008
Vertical Well Potential:
Gross Well Costs: $800-$900K
Gross Well Reserves: 0.6 – 1 Bcf
300 – 1,000 potential drilling locations
Plan to spud first vertical well test in Q1 2008
Horizontal Well Potential:
Reported production rates from horizontal test wells of 1.4 – 4.7 Mmcf per day
MARCELLUS SHALE PROJECTS SUMMARY
MARCELLUS SHALE PROJECTS SUMMARY

PENNSYLVANIA
WEST VIRGINIA

Erie
Warren
McKean
Potter
Tioga
Crawford
Forest
Elk
Cameron
Lycoming
Mercer
Venango
Clarion
Jefferson
Clinton
Clearfield
Lawrence
Butler
Armstrong
Centre
Union
Beaver
Indiana
Snyder
Mifflin
Pittsburgh
Allegheny
Juniata
Blair
Cambria
Perry
Westmoreland
Washington
Huntingdon
Cumberland
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
Greene

REX ENERGY APPALACHIAN ACREAGE
REX ENERGY APPALACHIAN ACREAGE
Rex Energy Acreage Counties
Current Areas of Marcellus Exploration
50 100 150
200 250
Project Map
Marcellus Shale
Marcellus Isopach (feet)

• East Carlsbad Field
• Several workover opportunities
• Cisco/Wolfcamp Increased density drilling
• 541 MBOE Net Unriisked Reserve Potential
• Azalea Field
• Waterflood Installation Project
• Downspacing
• 586 MBOE Net Unrisked Reserve Potential
• Preist-Beavers Project
• Queen Sand drilling project
• 10 well  potential well locations
• 502 MBOE Net Unrisked Reserve Potential
• Allison Field
• Fussleman recompletion opportunity
• Leonard & Connell Drilling Opportunities
• 220 MBOE Net Unrisked Reserve Potential
• Dare I Cook & Hope Fields
• Waterflood redevelopment project
• Hope Sand Drilling Potential
• 1 MMBOE Net Unrisked Drilling Potential
SOUTHWEST REGION OPERATIONS
SOUTHWEST REGION OPERATIONS
Bison Project
Pecan Station Project East Carlsbad Field
Azalea Field
N. Crows Nest Project
Preist-Beavers Project
Allison Field
New Batson Field
Dare I Cook & Hope Fields
Proved Reserves
12/31/06 Proved Reserves: 11.7 Bcfe
3
rd
Quarter 2007 Average Daily
Production: 380 BOE
Reserve Life: 21 yrs.
% Natural Gas: 58%

BUILT-IN FUTURE GROWTH
BUILT-IN FUTURE GROWTH
Project Net Acreage Net Un-Risked
Reserve
(1)
Potential
Activity
Lawrence Field ASP
Project
13,500 acres 84 MMBOE Pilot wells drilled; injection in pilot tests to begin 2
nd
quarter 2008.
New Albany Shale 89,000 acres 240 Bcf
(40 MMBOE)
13 Wells drilled to date;
Developing stimulation
techniques;
Marcellus (Devonian)
Shale
45,500 acres 192 Bcf
(32 MMBOE)
Leasing;  Plan to begin testing in
Q1-08
Appalachian Basin
Shallow Conventional
Drilling
34,000 acres 17 Bcf
(3 MMBOE)
30-35 wells planned in 2008
Permian Basin Projects 8,600 acres 15 Bcfe
(3 MMBOE)
20-30 wells planned in 2008
Illinois Shallow Oil
Drilling
30,000 acres 3 MMBOE 40-50 wells planned in 2008
Total 214,100 acres 165 MMBOE
1. Net Un-Risked Reserve Potential does not represent proven reserves

$35
$30
$25
$20
$15
$10
$5
$-
ASP Project
Illinois Developmental Drilling
Appalachian Developmental Drilling
Permian Projects
Marcellus & New Albany Shale Drilling
Facilities & Infrastructure
Acquisitions & Leasing
2007
2008

PLANNED 2007 & 2008 CAPITAL EXPENDITURES
PLANNED 2007 & 2008 CAPITAL EXPENDITURES
1. Represents acquisitions & leasing year to date. We do not attempt to budget for future acquisitions.
Approximately $40 million in expected 2007 capital expenditures
Plan to increase capital expenditures by 95% in 2008 to approximately $78 million
Accelerating investment in ASP Project, Marcellus Shale drilling & developmental drilling projects in each of our operating regions

Significant Reserve Base with Stable Production
– 14.5 MMboe of proved reserves, with “long-life” production, in Illinois Basin, Appalachia and Southwestern region
– Leading oil producer in Illinois Basin
(provides premium pricing, unique local knowledge, advantaged consolidator position)
Significant Production and Reserve Growth Opportunities from Broad Project Inventory
– Lawrence Field ASP enhanced  oil recovery project in Illinois
– Marcellus Shale acreage position of over 70,000 gross acres in Pennsylvania.
– New Albany Shale acreage position of over 270,000 gross acres in southern Indiana
– Conventional oil drilling opportunities in the Illinois Basin, including 500 proven undeveloped and proven developed non-producing locations in Illinois & Indiana
– Active oil and gas exploration and development projects in the Permian Basin
Financial Flexibility to Support Growth
– Approximately 7% debt to market capitalization ratio
– Cash flows able to fund significant portion of planned capital expenditures
– $200 million credit facility with $75 million initial borrowing base
Experienced Management Team with Proven Track Record Creating Value for Investors
– Management team has built high-quality asset base through acquisitions and development, creating significant value for investors
– Technical team of geologists and engineers average over 20 years of experience
– 17 acquisitions completed to date by the management team at average cost of $6.99 per proved BOE
Management and Board Aligned with Stockholders
– Directors, officers and their affiliates own over 50% of the shares outstanding
KEY VALUE DRIVERS
KEY VALUE DRIVERS

CORPORATION NASDAQ: REXX www.REXENERGY.com